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                                                                EX-99. (d)(1)(i)

                                   SCHEDULE A

                          WELLS FARGO FUNDS MANAGEMENT
                          INVESTMENT ADVISORY AGREEMENT
                           WELLS FARGO VARIABLE TRUST

                                Advisory Fee (as a % of
Variable Trust Funds           Average Daily Net Assets)
----------------------------   -------------------------
VT Asset Allocation Fund           First 500M   0.55
                                   Next 500M    0.50
                                   Next 2B      0.45
                                   Next 2B      0.425
                                   Over 5B      0.40

VT C&B Large Cap Value Fund        First 500M   0.55
                                   Next 500M    0.50
                                   Next 2B      0.45
                                   Next 2B      0.425
                                   Over 5B      0.40

VT Discovery Fund                  First 500M   0.75
                                   Next 500M    0.70
                                   Next 2B      0.65
                                   Next 2B      0.625
                                   Over 5B      0.60

VT Equity Income Fund              First 500M   0.55
                                   Next 500M    0.50
                                   Next 2B      0.45
                                   Next 2B      0.425
                                   Over 5B      0.40

VT International Core Fund         First 500M   0.75
                                   Next 500M    0.70
                                   Next 2B      0.65
                                   Next 2B      0.625
                                   Over 5B      0.60

VT Large Company Core Fund         First 500M   0.55
                                   Next 500M    0.50
                                   Next 2B      0.45
                                   Next 2B      0.425
                                   Over 5B      0.40

VT Large Company Growth Fund       First 500M   0.55
                                   Next 500M    0.50
                                   Next 2B      0.45
                                   Next 2B      0.425
                                   Over 5B      0.40

VT Money Market Fund               First 500M   0.30
                                   Next 500M    0.30
                                   Next 2B      0.275
                                   Next 2B      0.275
                                   Over 5B      0.250

VT Small/Mid Cap Value Fund        First 500M   0.75
                                   Next 500M    0.70
                                   Next 2B      0.65
                                   Next 2B      0.625
                                   Over 5B      0.60

                                       A-1

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                                Advisory Fee (as a % of
Variable Trust Funds           Average Daily Net Assets)
----------------------------   -------------------------
VT Opportunity Fund                First 500M   0.75
                                   Next 500M    0.70
                                   Next 2B      0.65
                                   Next 2B      0.625
                                   Over 5B      0.60

VT Small Cap Growth Fund           First 500M   0.75
                                   Next 500M    0.70
                                   Next 2B      0.65
                                   Next 2B      0.625
                                   Over 5B      0.60

VT Total Return Bond Fund/1/       First 500M   0.45
                                   Next 500M    0.40
                                   Next 2B      0.35
                                   Next 2B      0.325
                                   Over 5B      0.30

Most recent annual approved by Board of Trustees: March 28, 2008

Schedule A amended: March 28, 2008

----------
/1/ On March 28, 2008, the Board of Trustees approved an advisory fee reduction to the VT Total Return Bond Fund. Effective May 1, 2009, the advisory fee will change to: First 500M 0.40%; Next 500M 0.375%; Next 2B 0.35%; Next 2B 0.325%; Over 5B 0.30%.

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     The foregoing fee schedule is agreed to as of March 28, 2008 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO VARIABLE TRUST


                                        By:
                                            ------------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                            Andrew Owen
                                            Executive Vice President